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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Commission

        Date of Report (Date of earliest event reported): August 13, 2002

                                Cytyc Corporation
             (Exact name of Registrant as specified in its charter)

                         85 Swanson Road, Boxborough, MA
                    (Address of principal executive offices)

                                      01719
                                   (Zip Code)

                                 (978) 263-8000
               Registrant's telephone number, including area code

          Delaware                   0-27558                  02-0407755
State or other jurisdiction of    (Commission File          (IRS Employer
        Incorporation                  Number)            Identification No.)


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Item 9. Regulation FD Disclosure.

     On August 13, 2002, Cytyc Corporation furnished to the Securities and Exchange Commission the following certifications of its Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

August 13, 2002

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

RE:  CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Cytyc Corporation (the "Company") on Form 10-Q for the three months ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Patrick J. Sullivan, Chief Executive Officer of the Company, certify that, to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed a part of the Report for any purposes.

Very truly yours,

/s/ Patrick J. Sullivan
-----------------------
Patrick J. Sullivan
Chief Executive Officer


August 13, 2002

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

RE:  CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Cytyc Corporation (the "Company") on Form 10-Q for the three months ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert L. Bowen, Chief Financial Officer of the Company, certify that, to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed a part of the Report for any purposes.

Very truly yours,

/s/ Robert L. Bowen
-------------------
Robert L. Bowen
Chief Financial Officer

     Information furnished in this Form 8-K is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933, as amended, if such subsequent filing specifically references Item 9 of this Form 8-K.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CYTYC CORPORATION

Date:  August 13, 2002                  By:    /s/ Patrick J. Sullivan
                                               ------------------------
                                               Patrick J. Sullivan
                                               Chairman, Chief Executive Officer
                                                 and President

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